UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2009

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12943 (Commission File Number)	22-2389839 (IRS Employer Identification Number)

4350 Executive Drive, Suite 325, San Diego, CA (Address of principal executive offices)	92121 (Zip Code)
(858) 452-2323
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On April 20, 2009, Cypress Bioscience, Inc. issued a joint press release with Forest Laboratories, Inc. announcing Savella™ (milnacipran HCl), a selective serotonin and norepinephrine dual reuptake inhibitor approved for the management of fibromyalgia, will be shipped to wholesalers on April 24th and will be available at pharmacies beginning on April 28th. After Savella was approved by the U.S. Food and Drug Administration (FDA) on January 14, 2009, the companies submitted a minor post-approval cosmetic formulation change to the FDA which now has been approved. The text of this press release is set forth as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
99.1	Press Release dated April 20, 2009 titled “Forest Laboratories, Inc. and Cypress Bioscience, Inc. Announce Commercial Availability of Savella™”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: April 21, 2009	/s/ Sabrina Martucci Johnson
Sabrina Martucci Johnson
Executive Vice President, Chief Operating Officer and Chief Financial Officer

Exhibit Index

Number	Description

99.1	Press Release dated April 20, 2009 titled “Forest Laboratories, Inc. and Cypress Bioscience, Inc. Announce Commercial Availability of Savella™”